Exhibit 10.4

AMENDMENT AND WAIVER NO. 1 TO

CREDIT AGREEMENT

AMENDMENT AND WAIVER NO. 1, dated as of January 8, 2010 (this “Amendment and Waiver”), among BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Required Lenders listed on the signature pages hereto, to the Credit Agreement dated as of October 7, 2008 (the “Credit Agreement”) among the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Upon and subject to the Amendment and Waiver No. 1 Effective Date (as defined below), the Credit Agreement is amended as follows:

(a) Section 2.05(b) of the Credit Agreement is hereby amended by deleting clause (i) in its entirety and replacing it with: “(i) [Reserved]”;

(b) Section 2.05(b)(iii) of the Credit Agreement is hereby amended by (A) replacing the parenthetical “(excluding any Over-Allotment Amount)” with “(excluding Section 7.02(i))” and (B) adding the following immediately before the period:

“; provided that, any Indebtedness incurred or issued under Section 7.02(i) (A) on or substantially concurrently with the Amendment and Waiver No. 1 Effective Date shall prepay the Term Loans in accordance with Section 2.05(b)(x) and (y) after the Amendment and Waiver No. 1 Effective Date shall prepay an aggregate principal amount of Loans as otherwise required hereunder”

(c) Section 2.05(b)(vi) of the Credit Agreement is hereby amended by (A) replacing “(i)” immediately after “clauses” with “(ii)” in the first sentence and (B) deleting “or Excess Cash Flow, as the case may be” in the second sentence;

(d) Section 2.05(b)(x) of the Credit Agreement is hereby amended by replacing clause (x) in its entirety with the following:

“(x) The Borrower shall prepay the Term Loans in accordance with Section 4(e) of Amendment and Waiver No. 1 to this Agreement. Such prepayment shall be applied in accordance with Section 2.05(b)(v) and (ix) (exclusive of the last sentence of such paragraph (ix)).”

(e) Section 6.02 of the Credit Agreement is hereby amended by replacing “Section 6.02(d)” with “Section 6.02(c)” in the first sentence of the second paragraph.

(f) Section 6.12(b) of the Credit Agreement is hereby amended by adding “(other than any Immaterial Subsidiary or a Permitted Receivables Subsidiary)” immediately after the first instance of the word “Subsidiary” in the first sentence.

(g) Section 6.12 of the Credit Agreement is hereby amended by adding the following clause (e) immediately after clause (d):

“(e) Upon the incurrence of any Indebtedness permitted to be incurred pursuant to Section 7.02(i) and permitted to be secured under Section 7.01(y)(i) or (ii), as applicable; the Loan Parties shall execute and deliver, and hereby irrevocably authorize the Administrative Agent to enter into, execute and deliver, the First Lien Intercreditor Agreement and/or the Junior Lien Intercreditor Agreement; provided that the Borrower shall have provided, and the Administrative Agent shall be entitled to rely upon, an officer’s certificate by a Responsible Officer to the effect that such Indebtedness is permitted to be incurred pursuant to Section 7.02(i) and permitted to be secured under Section 7.01(y)(i) or (ii), as applicable.”

(h) Section 7.01 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of clause (w); (B) replacing the period at the end of clause (x) with a semicolon and (C) adding the following new clauses (y) and (z) immediately after clause (x):

“(y) Liens on Collateral securing Indebtedness permitted to be incurred under Section 7.02(i); provided that, to the extent that the Liens on Collateral securing such Indebtedness permitted under Section 7.02(i) constitute (i) First Lien Obligations, the holders of such Indebtedness (or a representative thereof on behalf of such holders) and the Administrative Agent, in its capacity as collateral agent, shall have executed and delivered a First Lien Intercreditor Agreement and (ii) Second Lien Obligations, holders of such Indebtedness (or a representative thereof on behalf of such holders) and the Administrative Agent, in its capacity as collateral agent, shall have executed and delivered a Junior Lien Intercreditor Agreement; and

(z) Liens securing Permitted Receivables Financings.”

(i) Section 7.02 of the Credit Agreement is hereby amended by replacing clause (y) in the second paragraph with “(y) all Indebtedness incurred pursuant to Section 7.02(i) or Section 7.02(v), as applicable, shall at all times be treated as incurred under such subsections”;

2.

(j) Section 7.02(i) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(i) Indebtedness of the Borrower or any Guarantor and any refinancings, refundings, renewals or extensions of any Indebtedness incurred under this Section 7.02(i) in an aggregate principal amount outstanding not to exceed $600,000,000; provided that (x) any Indebtedness under this Section 7.02(i) shall have no amortization, sinking fund, provision requiring any mandatory principal prepayment or repurchase or scheduled maturity, in each case, prior to the date that is 180 days following the Maturity Date (other than customary offers to repurchase upon a change of control, fundamental change or asset sale or, in the case of convertible debt securities, customary provisions regarding the conversions of such debt securities into common stock and any cash or net share settlement in connection therewith) and (y) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate, including in the form of original issue discount, and redemption premiums), taken as a whole, are not, in the Borrower’s reasonable determination, materially more restrictive to the Loan Parties than those in this Agreement; provided further that in the case of any refinancing, refunding, renewal or extension thereof if the Indebtedness being refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations under this Agreement, such Indebtedness issued in exchange for, or the net proceeds of which are used to so refinance, refund, renew or extend, shall be so subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced, refunded, renewed or extended;”

(k) Section 7.02(v) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(v) Subordinated Indebtedness of the Borrower or any Guarantor and any refinancings, refundings, renewals or extensions of any Indebtedness incurred under this Section 7.02(v) in an aggregate principal amount outstanding not to exceed $600,000,000; provided that (x) any Indebtedness under this Section 7.02(v) shall have no amortization, sinking fund, provision requiring any mandatory principal prepayment or repurchase or scheduled maturity, in each case, prior to the date that is 180 days following the Maturity Date (other than customary offers to repurchase upon a change of control, fundamental change or asset sale or, in the case of convertible debt securities, customary provisions regarding the conversions of such debt securities into common stock and any cash or net share settlement in connection therewith) and (y) the covenants, events of default, guarantees, collateral and other terms (including subordination) of which (other than interest rate, including in the form of original issue discount, and redemption premiums), taken as a whole, are not, in the Borrower’s reasonable determination, materially more restrictive to the Loan Parties than those in this Agreement; provided further that in the case of any refinancing, refunding, renewal or extension thereof that such Indebtedness issued in exchange for, or the net proceeds of which are used to refinance, refund, renew or extend, shall be subordinated in right of payment to the Obligations under this Agreement on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced, refunded, renewed or extended;”

3.

(l) Section 7.02(w) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(w) Indebtedness in connection with Permitted Receivables Financings; and”

(m) Section 7.02 of the Credit Agreement is hereby amended by adding the following new clause (x) immediately after clause (w):

“(x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (w) above.”

(n) Section 7.03 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of clause (o); (B) replacing the period at the end of clause (p) with “; and” and (C) adding the following new clauses (q) and (r) immediately after clause (p):

“(q) Investments arising as a result of Permitted Receivables Financings; and

(r) Investments by the Borrower and its Subsidiaries to the extent constituting Indebtedness permitted under Section 7.02(a)”

(o) Section 7.05(g) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“(g) the purchase and sale or other transfer (including by capital contribution) of Receivables Assets pursuant to Permitted Receivables Financings for the fair market value thereof, as reasonably determined by the Borrower as set forth in a certificate by a Responsible Officer;”

(p) Section 7.06 of the Credit Agreement is hereby amended by adding “, except” immediately before the colon in the introductory clause.

(q) Section 7.06 of the Credit Agreement is hereby amended by replacing clause (j) in its entirety with the following:

“(j) the Borrower and its Subsidiaries may make Restricted Payments to the extent that the aggregate amount of all such Restricted Payments permitted by this clause (j) does not exceed in the aggregate the greater of (i) $20,000,000 and (ii) if on a Pro Forma Basis and after giving effect to such Restricted Payment the Borrower shall have had a Consolidated Senior Secured Leverage Ratio as of the most recent Measurement Period for which financial statements are required to be delivered pursuant to Section 6.01(a) or (b) that is less than 2.00:1.00, $100,000,000; provided that in each case immediately prior to and after giving effect to such Restricted Payment no Default shall have occurred and be continuing.”

4.

(r) Section 7.07 of the Credit Agreement is hereby amended by adding “and engage in Permitted Receivables Financings” immediately before the period.

(s) Section 7.08 of the Credit Agreement is hereby amended by (A) replacing the word “and” at the end of clause (g) with a semicolon; (B) replacing the period at the end of clause (h) with “; and” and (C) adding the following new clause (i) immediately after clause (h):

“(i) transactions pursuant to any Permitted Receivables Financing.”

(t) Section 7.09(iv) of the Credit Agreement is hereby amended by replacing “Section 7.01(e), (i), (j), (k) and (t)” with “Section 7.01(e), (i), (j), (k), (t), (y) and (z)”.

(u) Section 7.10 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

7.10 Financial Covenants.

(a) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending During any Period Below:	Minimum Consolidated Fixed Charge Coverage Ratio
Closing Date through October 31, 2009	1.25:1.00
November 1, 2009 through October 30, 2010	1.25:1.00
October 31, 2010 through October 29, 2011	1.50:1.00
October 30, 2011 and thereafter	1.75:1.00

(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending During any Period Below	Maximum Consolidated Leverage Ratio
Closing Date through October 31, 2009	4.25:1.00
November 1, 2009 through October 30, 2010	3.75:1.00
October 31, 2010 through October 29, 2011	3.00:1.00
October 30, 2011 and thereafter	2.75:1.00

5.

(c) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending During any Period Below	Maximum Senior Secured Leverage Ratio
Closing Date through October 31, 2009	2.30:1.00
November 1, 2009 through October 30, 2010	2.50:1.00
October 31, 2010 through October 29, 2011	2.50:1.00
October 30, 2011 through October 27, 2012	2.25:1:00
October 28, 2012 and thereafter	2.00:1.00

(v) Section 7.11 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

7.11 Capital Expenditures. Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures not exceeding, in the aggregate for the Borrower and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

Fiscal Year	Amount
2009	$200,000,000
2010	$225,000,000
2011	$125,000,000
2012	$150,000,000
2013	$150,000,000

; provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the immediately following fiscal year only; and provided, further, if any such amount is so carried over, it will be deemed used in subsequent fiscal year before the amount set forth opposite such fiscal year above.

(w) Section 7.12(a) of the Credit Agreement is hereby amended by (A) replacing “Debt Securities, the McData Notes, any Indebtedness permitted under Sections 7.02(g), (h) or (i)” with “the McData Notes, any Indebtedness permitted under Sections 7.02(g), (h), (i) or (v)” and (B) replacing “Section 7.02(d), or 7.02(i)” in the proviso with “Section 7.02(d), 7.02(g), 7.02(i) or 7.02(v)”.

(x) Section 7.12(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“amend or modify, or permit the amendment or modification of, any Related Document, the Permitted Receivables Documents or any document governing the Indebtedness permitted to be incurred under Section 7.02(i) and 7.02(v), or the McData Notes in a manner that, taken as a whole, is materially adverse, in the Borrower’s reasonable determination, to the interests of the Lenders; or”

6.

(y) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Applicable ECF Sweep Percentage” shall be deleted in its entirety.

(ii) The definition of “Change of Control” is hereby amended by adding “the Indebtedness permitted to be incurred under Section 7.02(i),” immediately after the first occurrence of the word “governing” in clause (d) of such definition.

(iii) The definition of “Collateral Documents” is hereby amended by adding “the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement,” immediately after “Security Agreement,”.

(iv) The definition of “Consolidated EBITDA” is hereby amended by:

(A) deleting the first parenthetical phrase “(other than for purposes of calculating Excess Cash Flow)” in the first proviso;

(B) deleting the second parenthetical phrase “(if consummated during such Measurement Period)” in the first proviso; and

(C) deleting the last proviso in its entirety and replacing it with the following:

“provided, further, that the Consolidated EBITDA of the Borrower for the fiscal quarters ended January 26, 2008, April 26, 2008, July 26, 2008 and October 25, 2008, was $94,287,000, $93,381,000, $96,230,000 and $105,748,000, respectively, and the Consolidated EBITDA of the Acquired Business as adjusted to the Borrower’s fiscal quarters ended January 26, 2008, April 26, 2008, July 26, 2008 and October 25, 2008, was $41,075,000, $32,270,000, $36,391,000 and $36,391,000, respectively.”

(v) The definition of “Consolidated Interest Charges” shall be amended by (A) deleting the word “and” immediately before (b) and (B) adding the following immediately after “GAAP,” in clause (b):

“and (C) commissions, discounts, yield and other fees and charges incurred in connection with any Permitted Receivables Financing which are payable to any person other than the Loan Parties,”

(vi) The definition of “Consolidated Senior Secured Leverage Ratio” shall be amended by adding “senior,” immediately before “senior subordinated”.

7.

(vii) The definition of “Convertible Note Hedge” shall be amended and restated to read in its entirety as follows:

“Convertible Note Hedge” means the call option, capped call option, call spread option or similar option transaction purchased by the Borrower to hedge its exposure with respect to the issuance and delivery of its Equity Interests upon conversion of the convertible notes permitted to be issued hereunder.

(viii) The definition of “Excess Cash Flow” shall be deleted in its entirety.

(ix) The definition of “Indebtedness” shall be amended by (A) deleting “and” at the end of clause (g); (B) replacing the period at the end of clause “(h)” with “; and” and (C) adding the following new clause (i) immediately after clause (h):

“(i) all Permitted Receivables Financings.”

(x) The definition of “Loan Documents” in the Credit Agreement shall be amended by (A) replacing “and” immediately preceding “(i)” with “,” and (B) adding the following immediately before the semicolon: “(j) any amendment to this Agreement in accordance with Section 10.01 and (k) the First Lien Intercreditor Agreement and the Junior Lien Intercreditor Agreement”.

(xi) The definition of “Over-Allotment Amount” shall be deleted in its entirety.

(xii) The definition of “Pro Forma Basis” shall be amended by adding “(but excluding amounts outstanding under any Permitted Receivables Financing)” immediately after “outstanding Indebtedness” in clause (a).

(xiii) The following definitions shall be added to Section 1.01 of the Credit Agreement:

“Extension Letter” shall mean that certain extension letter, dated December 18, 2008 by and between the Borrower and the Administrative Agent.

“First Lien Intercreditor Agreement” shall mean an intercreditor agreement entered into in connection with the issuance of any Indebtedness permitted to be incurred under Section 7.02(i) secured by a Lien ranking pari passu to the Lien securing the Obligations, substantially in the form of Exhibit A to Amendment and Waiver No. 1 to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

“First Lien Obligations” shall mean the obligations in respect of any Indebtedness permitted to be incurred pursuant to Section 7.02(i) and permitted to be secured under Section 7.01(y)(i), that are intended to have a Lien on the Collateral that is pari passu with the Lien of the Secured Parties securing the Obligations.

“Junior Lien Intercreditor Agreement” shall mean an intercreditor agreement entered into in connection with the issuance of any Indebtedness permitted to be incurred pursuant to Section 7.02(i) and permitted to be secured under Section 7.01(y)(ii) secured by a Lien ranking junior to the Lien securing the Obligations, in form and substance reasonably satisfactory to the Administrative Agent.

8.

“Permitted Receivables Documents” shall mean all documents and agreements evidencing, relating to or otherwise governing a Permitted Receivables Financing.

“Permitted Receivables Financing” shall mean one or more transactions pursuant to which (i) Receivables Assets or interests therein are sold to or financed by one or more Special Purpose Receivables Subsidiaries, and such Special Purpose Receivables Subsidiaries finance their acquisition of such Receivables Assets or interests therein, or the financing thereof, by selling or borrowing against such Receivables Assets or (ii) Receivable Assets or interests therein are sold directly to one or more investors or other purchasers (other than Borrower or any Subsidiary); provided that in each case (A) recourse to the Borrower or any Subsidiary (other than the Special Purpose Receivables Subsidiaries) and any obligations or agreements of the Borrower or any Subsidiary (other than the Special Purpose Receivables Subsidiaries) in connection with such transactions shall be limited to the extent customary for similar transactions in the applicable jurisdictions as reasonably determined by Borrower, and (B) the aggregate Receivables Net Investment since the Amendment and Waiver No. 1 Effective Date shall not exceed $125,000,000 at any time.

“Receivables Assets” shall mean accounts receivable (including any bills of exchange), lease receivables and any related assets and property from time to time originated, acquired or otherwise owned by Borrower or any Subsidiary.

“Receivables Net Investment” shall mean the aggregate cash amount paid by the lenders or purchasers under any Permitted Receivables Financing in connection with their purchase of, or the making of loans secured by, Receivables Assets or interests therein, as the same may be reduced from time to time by collections with respect to such Receivables Assets or otherwise in accordance with the terms of the Permitted Receivables Documents.

“Second Lien Obligations” shall mean obligations in respect of any Indebtedness permitted to be incurred pursuant to Section 7.02(i) and permitted to be secured under Section 7.01(y)(ii) that are intended to have a Lien on the Collateral that ranks junior to the Lien of the Secured Parties securing the Obligations.

“Special Purpose Receivables Subsidiary” shall mean a direct or indirect Subsidiary of the Borrower established in connection with a Permitted Receivables Financing for the acquisition of Receivables Assets or interests therein, and which is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Subsidiaries (other than Special Purpose Receivables Subsidiaries) in the event the Borrower or any such Subsidiary becomes subject to a proceeding under Debtor Relief Laws.

“Subordinated Indebtedness” shall mean Indebtedness of the Borrower or any Guarantor that is by its terms subordinated in right of payment to the obligations of the Borrower and such Guarantor, as applicable, under this Agreement.

9.

Section 2. Representation and Warranties.

Borrower represents and warrants to the Lenders as of the date hereof and the Amendment and Waiver No. 1 Effective Date that:

(a) The execution, delivery and performance by each Loan Party of this Amendment and Waiver have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) result in any breach or contravention of, or the creation of any Lien upon any of the assets of such Person or any of its Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (x) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law, except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect

(b) Before and after giving effect to this Amendment and Waiver, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment and Waiver No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b), respectively, of the Credit Agreement; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.

(c) At the time of and before and immediately after giving effect to this Amendment and Waiver, no Default shall exist.

Section 3. Waiver.

The Administrative Agent and the Required Lenders hereby waive the post-closing requirements set forth under the Extension Letter relating to the delivery of the certificates, agreements or instruments evidencing the Pledged Securities (as defined in the Security Agreement) of the Foreign Subsidiaries listed in Annex I attached hereto, accompanied by instruments of transfer and stock powers undated and endorsed in blank; provided that the Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer stating that each such Foreign Subsidiary listed in Annex I hereto is an Immaterial Subsidiary.

10.

Section 4. Conditions to Effectiveness.

This Amendment and Waiver shall become effective as of the date when each of the following conditions is satisfied (the “Amendment and Waiver No. 1 Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting the Required Lenders and (ii) each of the other parties hereto, a counterpart of this Amendment and Waiver signed on behalf of such party.

(b) All corporate and other proceedings taken or to be taken in connection with this Amendment and Waiver and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.

(c) The representations and warranties in Section 2 of this Amendment and Waiver shall be true and correct.

(d) The Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to (i) 0.25% of the aggregate outstanding principal amount of Term Loans of the Applicable Lenders, plus (ii) 0.25% of the aggregate amount of Revolving Credit Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart of this Amendment and Waiver prior to 12:00 noon, New York City time, on Friday January 8, 2010 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent.

(e) On or prior to the 20th Business Day (or such later date as may be agreed in writing by the Administrative Agent, in its sole discretion) after receipt of counterparts of this Amendment and Waiver from the Required Lenders, the Borrower shall have prepaid an aggregate principal amount of Term Loans equal to the greater of (i) $300,000,000 and (ii) the aggregate amount of Indebtedness incurred under Section 7.02(i) of the Credit Agreement (after giving effect to this Amendment and Waiver) in excess of the initial $150,000,000, with Net Cash Proceeds from Indebtedness incurred pursuant to Section 7.01(i) of the Credit Agreement (after giving effect to this Amendment and Waiver). Such prepayment shall be applied as set forth in Section 2.05(b)(ix) of the Credit Agreement (as amended hereby). The Borrower shall notify the Administrative Agent in writing of any prepayment of Term Loans required to be made by this Section 4(e) not later than 11:00 a.m. (A) three Business Days prior to any prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans.

(f) All reasonable and documented out-of-pocket expenses payable on or before the Amendment and Waiver No. 1 Effective Date by the Borrower to the Administrative Agent (or its Affiliates) in connection with this Amendment and Waiver shall have been paid, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel for the Administrative Agent.

(g) Solely with respect to Section 3 hereof, the Administrative Agent (or its counsel) shall have received from the Borrower the officer’s certificate referred to in Section 3 hereof, in form and substance reasonably satisfactory to the Administrative Agent.

11.

Section 5. Counterparts.

This Amendment and Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

Section 6. Applicable Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment and Waiver or any Loan Document.

Section 8. Effect of Amendment and Waiver.

On and after the Amendment and Waiver No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment and Waiver. The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each applicable Loan Party hereby agrees and confirms that all Loans and Obligations shall be guaranteed and secured pursuant to the Loan Documents as provided therein.

12.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

BROCADE COMMUNICATIONS SYSTEMS, INC., as Borrower

By:	/s/ Jean Furter
Name:	Jean Furter
Title:	Vice President, Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Kevin McMahon
Name:	Kevin McMahon
Title:	Senior Vice President

280 Funding, as a Lender

By:	GSO Capital Partners LP, as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

Aberdeen Loan Funding Ltd

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner, as a Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

AIB Debt Management Limited, as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Aladdin Flexible Investment Fund
Series SPC 2008-I,
as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

Aladdin Flexible Investment Fund SPC
Series 2008-2, as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signature

American Bankers Insurance Company of Florida, as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	AS ATTORNEY-IN-FACT

American Memorial Life Insurance Company, as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	AS ATTORNEY-IN-FACT

American Security Insurance Company,
as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	AS ATTORNEY-IN-FACT

Ameriprise Certificate Company, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Ameriprise Financial Company, Inc., as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO IV, LIMITED

By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO V, LIMITED

By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VI, LIMITED

By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC VII, LIMITED

By:	American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By:	Ares Enhanced Credit Opportunities Fund Management, L.P., as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P.,
as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC,
as its General Partner

By:	Ares Management LLC, as its Manager,
as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC,
Its General Partner, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

By:	ARES ENHANCED LOAN MANAGEMENT III, L.P.

By:	ARES ENHANCED LOAN III GP, LLC,
ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER,
as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares IIR CLO Ltd.

By:	Ares CLO Management IIR, L.P.,
Investment Manager

By:	Ares CLO GP IIR, LLC,
Its General Partner, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P.

By:	ARES CLO GP IIIR/IVR, LLC,
ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER,
as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares Institutional Loan Fund B.V.

By:	Ares Management Limited, its investment advisor,
as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.

By:	Ares CLO GP IX, LLC, Its General Partner

By:	Ares Management LLC, Its Managing Member, As A Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

ARES XII CLO LTD.

By:	ARES CLO MANAGEMENT XII, L.P.

By:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager

By:	Ares Enhanced Loan Investment Strategy Advisor IV, LLC, its General Partner

By:	Ares Management LLC, its Managing Member, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Global Loan Opportunity Fund B.V.

By:	Ares Management Limited, its Portfolio Manager, as a Lender

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Atrium IV, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium V

By:	Credit Suisse Alternative Capital, Inc. , as collateral [not legible]

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc., as Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

MAPLEWOOD (CAYMAN) LIMITED, as a Lender

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

OLYMPIC PARK LTD., as a Lender

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

XELO VII LIMITED, as a Lender

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

JFIN CLO 2007 LTD., as a Lender

By:	Jefferies Finance LLC, as Collateral Manager

By:	/s/ Kevin Stephens
Name:	Kevin Stephens
Title:	Closing Manager

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD, 2005-II

BABSON CLO LTD, 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-II

BABSON LOAN OPPORTUNITY CLO, LTD.

BABSON MID-MARKET CLO LTD. 2007-II

OSPREY CDO 2006-1 LTD.

SAPPHIRE VALLEY CDO I, LTD.

SUFFIELD CLO, LIMITED,

as Lenders

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

BABSON CAPITAL LOAN PARTNERS I, L.P., as a Lender

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

HOLLY INVESTMENT CORPORATION.,
as a Lender

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

Bacchus (US) 2006-1, Ltd., as a Lender

By:	/s/ David Snyder
Name:	David Snyder
Title:	President

Banc Investment Group, LLC, as a Lender

By:	/s/ Allen Sztukowski
Name:	Allen Sztukowski
Title:	Chief Compliance Officer

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Kus
Name:	Michael Kus
Title:	Director

BELHURST CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

The Broad Foundation

By:	GSP Capital Partners LP, its Investment Advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

California Public Employees Retirement System

By:	RiverSource Investments, LLC, its agent

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Castle Garden Funding, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

CELTS CLO 2007-1 LTD

By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Cent CDO 10 Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 12 Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 14 Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 15 Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Cent CDO XI Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 8 Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 9 Limited

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VI Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VII Limited

By:	RiverSource Investments, LLC,
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc,
as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc.
as Investment Advisor

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Chelsea Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Churchill Financial Cayman Ltd.,
as a Lender, by
Churchill Financial LLC, as its Collateral Manager

By:	/s/ Eric Wieczorek
Name:	Eric Wieczorek
Title:	Vice President

CIM VI, L.L.C.

By:	GSO Capital Partners LP
as Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Citron Investment Corporation

By:	GSO Capital Partners LP as Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Columbus Park CDO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Comerica Bank, as a Lender

By:	/s/ Guy Simpson
Name:	Guy Simpson
Title:	Vice President

Copper River CLO Ltd, as a Lender

By:	Guggenheim Investment Management, LLC,
as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

CORTINA FUNDING, as a Lender

By:	/s/ Irfan Ahmed
Name:	Irfan Ahmed
Title:	Authorized Signatory

Cratos CLO I LTD, as a Lender

By:	Cratos CDO Management, LLC
as Attorney-in-fact

By:	Cratos Capital Partners, LLC
Its Manager

By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title:	Managing Director

Credit Suisse Syndicated Loan Fund

By:	Credit Suisse Alternative Capital, Inc.,
as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Credos Floating Rate Fund, L.P.

By:	Shenkman Capital Management, Inc.,
its General Partner

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

[not legible] MONEY, INC., as a Lender

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Managing Director

Dryden VIII – Leveraged Loan CDO 2005, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XI – Leveraged Loan CDO 2006, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XVIII – Leveraged Loan 2007 Ltd.,
as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Dryden XXI – Leveraged Loan CDO LLC, as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Eastland CLO, Ltd.

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Employers Insurance Company of Wausau,
as Lender

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

Energizer I Loan Funding LLC,
as Lender

By:	/s/ Emily Chong
Name:	Emily Chong
Title:	Director

Fairway Loan Funding Company,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

Federal Warranty Service Corp.
as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	AS ATTORNEY-IN-FACT

Fifth Third Bank,
as a Lender

By:	/s/ Matthew Cannon
Name:	Matthew Cannon
Title:	Vice President

Flagship CLO III

By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management Inc.), as Collateral Manager

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Paula Penkal
Name:	Paula Penkal
Title:	Vice President

Flagship CLO IV

By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management Inc.), as Sub-Adviser

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Paula Penkal
Name:	Paula Penkal
Title:	Vice President

Flagship CLO V

By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management Inc.), as Collateral Manager

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Paula Penkal
Name:	Paula Penkal
Title:	Vice President

Flagship CLO VI

By:	Deutsche Investment Management Americas, Inc.
as Collateral Manager

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Paula Penkal
Name:	Paula Penkal
Title:	Vice President

FM LEVERAGED CAPITAL FUND I

By:	GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Franklin Floating Rate Master Series, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Franklin Templeton Series II Funds Franklin Floating Rate II Fund, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I

By:	GSO /Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 1 CLO, LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 2 CLO, LTD.

By:	GSO /Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 3 CLO, LTD.

By:	GSO /Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 4 CLO, LTD.

By:	GSO /Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GANNETT PEAK CLO I, LTD.

By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

Gleneagles CLO, Ltd.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

GMAM Group Pension Trust I

By:	State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By:	/s/ Timothy [not legible]
Name:	Timothy [not legible]
Title:	Officer

Golden Night II CLO Ltd., as a Lender

By:	/s/ Elizabeth [not legible]
Name:	Elizabeth [not legible]
Title:	Portfolio Manager

LORD ABBETT & CO. LLC as Collateral Manager

GoldenTree Capital Opportunities, LP

By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

GoldenTree Loan Opportunities III, Limited

By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

GoldenTree Loan Opportunities V, Limited

By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

GOLUB CAPITAL FUNDING CLO-8, LTD., as a Lender

By:	GOLUB CAPITAL PARTNERS
MANAGEMENT LTD, as Collateral Manager

By:	/s/ Cora Passis
Name:	Cora Passis
Title:	Designated Signatory

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD, as a Lender

By:	GOLUB CAPITAL PARTNERS MANAGEMENT LTD, as Collateral Manager

By:	/s/ Cora Passis
Name:	Cora Passis
Title:	Designated Signatory

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD., as a Lender

By:	GOLUB CAPITAL INCORPORATED, as Collateral Manager

By:	/s/ Cora Passis
Name:	Cora Passis
Title:	Designated Signatory

GOLUB INTERNATIONAL LOAN LTD, I, as a Lender

By:	GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ David Golub
Name:	David Golub
Title:	Designated Signatory

Grand Central Asset Trust, Cameron I Series, as a Lender

By:	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

Grand Horn CLO Ltd., as a Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Grayson CLO, Ltd.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Green Lane CLO Ltd, as a Lender

By:	Guggenheim Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Green Park CDO B.V., as a Lender

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Greenbriar CLO, Ltd.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

GREYROCK CDO LTD.

By:	Aladdin Capital Management LLC as Manager, as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

GSO Co-Investment Partners, LLC

By:	GSO Capital Partners LP as Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

GSO Domestic Capital Funding LLC, as a Lender

By:	GSO Capital Partners LP, as Collateral Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GSO Royal Holdings CB LLC as a Lender

By:	GSO Capital Partners LP, Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2002-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2003-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2007, LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Highland Floating Rate Advantage Fund, as a Lender

By:	/s/ Jason Blackburn
Name:	Jason Blackburn
Title:	Secretary and Treasurer

HillMark Funding Ltd.,

By:	HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Hillel Weinberger
Name:	Hillel Weinberger
Title:	Chairman

HSBC Bank USA, N.A., as a Lender

By:	/s/ David Hants
Name:	David Hants
Title:	Senior Vice President

HUDSON CANYON FUNDING II, LTD

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager & Attorney in Fact

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signature

HUDSON STRAITS CLO 2004, LTD.

By:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Hyde Park CDO B.V., as a Lender

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

ILLINOIS STATE BOARD OF INVESTMENT

By:	McDonnell Investment Management, LLC,
as Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

ING Prime Rate Trust

By:	ING Investment Management Co.,
as its Investment Manager

ING Senior Income Fund

By:	ING Investment Management Co.,
as its Investment Manager

ING Investment Management CLO II, LTD.

By:	ING Alternative Asset Management LLC,
as its Investment Manager

ING Investment Management CLO IV, LTD.

By:	ING Alternative Asset Management LLC,
as its Investment Manager

ING International (II) – Senior Bank Loans Euro

By:	ING Investment Management Co., as its Investment Manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund

By:	ING Investment Trust Co.
as its trustee

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President

INWOOD PARK CDO LTD.

By:	Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Iron Hill CLO Limited, as a Lender

By:	Guggenheim Partners Europe Limited, as Collateral Manager

By:	/s/ Adrian Duffy
Name:	Adrian Duffy
Title:	Senior Managing Director

Jasper CLO, Ltd.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

John Alden Life Insurance Company as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	AS ATTORNEY-IN-FACT

JPMorgan Leveraged Loans Master Fund L.P., as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

Kennecott Funding Ltd, as a Lender

By:	Guggenheim Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

KeyBank National Association, as a Lender

By:	/s/ Raed Y. Alfayoumi
Name:	Raed Y. Alfayoumi
Title:	Vice President

LAFAYETTE SQUARE CDO LTD.

By:	Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

LANDMARK III CDO LTD.

By:	Aladdin Capital Management LLC as Manager
as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

LANDMARK IX CDO LTD.

By:	Aladdin Capital Management LLC as Manager
as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

LANDMARK V CDO LTD.

By:	Aladdin Capital Management LLC as Manager
as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

LANDMARK VI CDO LTD.

By:	Aladdin Capital Management LLC as Manager as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

LANDMARK VII CDO LTD.

By:	Aladdin Capital Management LLC as Manager as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

LANDMARK VIII CDO LTD.

By:	Aladdin Capital Management LLC as Manager as a Lender

By:	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

Latitude CLO I, Ltd., as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

Latitude CLO II, Ltd., as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

Latitude CLO III, Ltd., as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

LeverageSource III S.a.r.l, as a Lender

By:	/s/ Kristopher D. Lacy
Name:	Kristopher D. Lacy
Title:	Authorized Signatory

Liberty Mutual Fire Insurance Company, as a Lender

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

Liberty Mutual Insurance Company, as a Lender

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Vice President

LIMEROCK CLO I

By:	INVESCO Senior Secured Management, Inc.
as Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signature

Loan Funding III (Delaware) LLC, as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

Loan Funding IV LLC

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Loan Funding VII LLC

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Loan Star State Trust

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Longhorn Credit Funding, LLC

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Lord Abbett Investment Trust – Lord Abbett
Floating Rate Fund, as a Lender

By:	/s/ Elizabeth [not legible]
Name:	Elizabeth [not legible]
Title:	Portfolio Manager

Madison Park Funding I, Ltd, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Madison Park Funding II, Ltd

By:	Credit Suisse Alternative Capital, Inc.,
as Collateral Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Madison Park Funding III, Ltd

By:	Credit Suisse Alternative Capital, Inc.,
as Collateral Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Mars Associates Retirement Plan, as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

Mayport CLO Ltd., as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name:	Arthur Y.D. Ong
Title:	Executive Vice President

MONUMENT PARK CDO LTD.

By:	Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Ryan Vetsch
Name:	Ryan Vetsch
Title:	Vice President

MOSELLE CLO S.A.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signature

Muzinich & Co (Ireland) Limited for the account of Extrayield $ Loan Fund, as a Lender

By:	/s/ Michael Ludwig
Name:	Michael Ludwig
Title:	Director

NAUTIQUE FUNDING LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signature

NewStar CP Funding LLC, as a Lender

By:	NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey Greene
Name:	Jeffrey Greene
Title:	Director

NewStar Credit Opportunities Funding II Ltd.,
as a Lender

By:	NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey Greene
Name:	Jeffrey Greene
Title:	Director

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC
as Manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

, as a Lender

By:	/s/ Donald C. Young
Name:	Donald C. Young
Title:	Portfolio Manager

PACIFIC FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

Pacific Life Funds-PL. Floating Rate Loan Fund

By:	/s/ Jason Blackburn
Name:	Jason Blackburn
Title:	Authorized Signatory

Pacific Select Fund-Floating Rate Loan Portfolio

By:	/s/ Jason Blackburn
Name:	Jason Blackburn
Title:	Authorized Signatory

PACIFICA CDO II, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

PACIFICA CDO IV, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

PACIFICA CDO V, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

PACIFICA CDO VI, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

PETRUSSE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

PIMCO Cayman Bank Loan Fund, as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Executive Vice President

Portola CLO, Ltd., as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Executive Vice President

PPM GRAYHAWK CLO, LTD.

By:	/s/ [not legible]
PPM America, Inc., as Collateral Manager

PPM MONARCH BAY FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

PROSPECT PARK CDO LTD

By:	Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Regent’s Park CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

RIVERSIDE PARK CLO LTD

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

RiverSource Institutional
Leveraged Loan Fund II, L.P.,

By:	RiverSource Investment, LLC, as Investment Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Secretary

RiverSource Life Insurance Company, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

RiverSource Strategic Allocation Series, Inc.
RiverSource Strategic Income Allocation Fund, as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Rogerscasey Target Solutions, LLC

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Sandelman Finance 2006-1, Ltd.

By:	Sandelman Partners, LP as Collateral Manager, as a Lender

By:	/s/ Peter A. Bio
Name:	Peter A. Bio
Title:	Head of Capital Structure

Sandelman Finance 2006-2, Ltd.

By:	Sandelman Partners, LP as Collateral Manager, as a Lender

By:	/s/ Peter A. Bio
Name:	Peter A. Bio
Title:	Head of Capital Structure

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Sargas CLO II LTD.

By:	Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

SERVES 2006-1, Ltd.

By:	/s/ [not legible]
PPM America, Inc., as Collateral Manager

SHINNECOCK CLO 2006-1 LTD, as a Lender

By:	/s/ John Hall
Name:	John Hall
Title:	Authorized Signatory

Southfork CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Southport CLO, Limited, as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Executive Vice President

St. James’s Park CDO B.V., as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

State of Connecticut Retirement Plans and Trust Funds

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender

By:	apg Asset Management US Inc.

By:	/s/ Michael Leiva
Name:	Michael Leiva
Title:	Portfolio Manager

Stichting Mars Pensioenfonds, as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Executive Vice President

Stone Tower Credit Funding I Ltd.

By:	Stone Tower Fund Management LLC, As Its Collateral Manager, as a Lender

By:	/s/ Michael W. DelPercio
Name:	Michael W. DelPercio
Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	Executive Officer

SWISS CAPITAL PRO LOAN LIMITED, as a Lender

For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Robert Blake
Name:	Robert Blake
Title:	Vice President

TRIBECA PARK CLO LTD.

By:	GSO /Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Trimaran CLO IV Ltd, as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO V Ltd, as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VI Ltd, as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

Trimaran CLO VII Ltd, as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	Managing Director

TRS HY FNDS LLC

By:	Deutsche Bank AG Cayman Islands Brach, its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

Trustmark Insurance Company

By:	Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Union Bank, N.A., as a Lender

By:	/s/ Allan B. Miner
Name:	Allan B. Miner
Title:	Vice President

Union Security Insurance Company, as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	As Attorney-In-Fact

UNION SQUARE CDO LTD.

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

United Service Protection Corp., as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	As Attorney-In-Fact

VENTURE III CDO LIMITED,
By:	its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

VENTURE IX CDO LIMITED,
By:	its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

VENTURE VII CDO LIMITED,
By:	its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

VENTURE VIII CDO LIMITED,
By:	its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ Simon Yuan
Name:	Simon Yuan
Title:	Vice President

Virginia Retirement System, as a Lender

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Executive Vice President

WASATCH CLO LTD

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Karen Byler
Name:	Karen Byler
Title:	Senior Vice President

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Westwood CDO I, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

Westwood CDO II, Ltd., as a Lender

By:	/s/ Ronald Grobeck
Name:	Ronald Grobeck
Title:	Managing Director

EXHIBIT A

FORM FIRST LIEN INTERCREDITOR AGREEMENT

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

January [    ], 2010

among

BANK OF AMERICA, N.A.,

as Administrative Agent for the Credit Agreement Secured Parties,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the 2018 Notes Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the 2018 Notes Authorized Representative,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the 2020 Notes Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the 2020 Notes Authorized Representative,

and

each additional Collateral Agent and Authorized Representative from time to time party hereto

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

SECTION 1.01	Construction; Certain Defined Terms	2

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01	Priority of Claims	11

SECTION 2.02	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens	12

SECTION 2.03	No Interference; Payment Over	14

SECTION 2.04	Automatic Release of Liens	15

SECTION 2.05	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	15

SECTION 2.06	Reinstatement	16

SECTION 2.07	Insurance	16

SECTION 2.08	Refinancings	17

SECTION 2.09	Possessory Collateral Agent as Gratuitous Bailee for Perfection	17

SECTION 2.10	Amendments to First Lien Security Documents	17

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

ARTICLE IV

THE APPLICABLE COLLATERAL AGENT

SECTION 4.01	Authority	19

ARTICLE V

MISCELLANEOUS

SECTION 5.01	Notices	20

SECTION 5.02	Waivers; Amendment; Joinder Agreements	21

SECTION 5.03	Parties in Interest	21

SECTION 5.04	Survival of Agreement	22

SECTION 5.05	Counterparts	22

-i-

-ii-

FIRST LIEN INTERCREDITOR AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement”) dated as of January [    ], 2010, among BANK OF AMERICA, N.A., as administrative agent for the Credit Agreement Secured Parties (as defined below) under the Credit Documents (as defined below) (in such capacity and together with its successors in such capacity, the “Administrative Agent”), Wells Fargo Bank, National Association, as collateral agent for the 2018 Notes First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “2018 Notes Collateral Agent”), Wells Fargo Bank, National Association, as Authorized Representative for the 2018 Notes First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “2018 Notes Authorized Representative”), Wells Fargo Bank, National Association, as collateral agent for the 2020 Notes First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “2020 Notes Collateral Agent”), Wells Fargo Bank, National Association, as Authorized Representative for the 2020 Notes First lien Secured Parties (in such capacity and together with its successors in such capacity, the “2020 Notes Authorized Representative”), and each additional Authorized Representative from time to time party hereto for the Other First Lien Secured Parties of the Series with respect to which it is acting in such capacity.

Reference is made to (i) the Credit Agreement dated as of October 7, 2008 (as amended, restated, extended, Refinanced, supplemented, waived or otherwise modified from time to time (including by that certain Amendment and Waiver dated as of January [    ], 2010) the “Credit Agreement”), among Brocade Communication Systems, Inc. (the “Company”), the Lenders party thereto from time to time, the Administrative Agent and the other parties named therein, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time; (ii) the Security Agreement, dated as of December 18, 2008 (as amended, restated, extended, supplemented, waived or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors party thereto and the Credit Agreement Collateral Agent, as the same may be further amended, restated, amended and restated, extended, supplemented or modified from time to time; (iii) the [    ]% Senior Secured Notes due 2018 (as amended, restated, extended, Refinanced, supplemented, waived or otherwise modified from time to time, the “2018 Notes”) issued pursuant to an Indenture (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “2018 Notes Indenture”) dated as of date hereof among the Company, the Subsidiaries identified therein and Wells Fargo Bank, National Association, as trustee (the “2018 Trustee”); (iv) the Security Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, extended, supplemented or modified from time to time, the “2018 Notes Security Agreement”), by and among the Company, the Subsidiaries party thereto, and the 2018 Notes Collateral Agent; (v) the [    ]% Senior Secured Notes due 2020 (as amended, restated, extended, Refinanced, supplemented or otherwise modified from time to time, the “2020 Notes”) issued pursuant to an Indenture (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “2020 Notes Indenture”) dated as of date hereof among the Company, the Subsidiaries identified therein and Wells Fargo Bank, National Association, as trustee (the “2020 Trustee”); and (vi) the Security Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, extended, supplemented or modified from time to time, the “2020 Notes Security Agreement”), by and among the Company, the Subsidiaries party thereto, and the 2020 Notes Collateral Agent.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Collateral Agent (as defined below), the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the 2018 Trustee (for itself and on behalf of the 2018 Notes First Lien Secured Parties), the 2020 Trustee (for itself and on behalf of the 2020 Notes First Lien Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Other First Lien Secured Parties of the applicable Series) agree as follows:

Section 9. DEFINITIONS

(a) Construction; Certain Defined Terms.

(i) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(ii) It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(iii) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“2018 Notes” has the meaning assigned to such term in the recitals of this Agreement.

“2018 Notes Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“2018 Notes Collateral Agent” has the meaning assigned to such term in the recitals of this Agreement.

“2018 Notes Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“2018 Notes First Lien Documents” means the 2018 Notes Indenture, the 2018 Notes issued thereunder, the 2018 Notes Security Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the liens securing such Indebtedness, including any agreement entered into for the purpose of securing the 2018 Notes First Lien Obligations.

“2018 Notes First Lien Obligations” means the Other First Lien Obligations pursuant to the 2018 Notes Indenture.

“2018 Notes First Lien Secured Parties” means the 2018 Notes Collateral Agent, the 2018 Notes Authorized Representative and the holders of the 2018 Notes First Lien Obligations.

“2018 Notes Security Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“2018 Trustee” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“2020 Notes Collateral Agent” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes First Lien Documents” means the 2020 Notes Indenture, the 2020 Notes issued thereunder, the 2020 Notes Security Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the liens securing such Indebtedness, including any agreement entered into for the purpose of securing the 2020 Notes First Lien Obligations.

“2020 Notes First Lien Obligations” means the Other First Lien Obligations pursuant to the 2020 Notes Indenture.

“2020 Notes First Lien Secured Parties” means the 2020 Notes Collateral Agent, the 2020 Notes Authorized Representative and the holders of the 2020 Notes First Lien Obligations.

“2020 Notes Security Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Trustee” has the meaning assigned to such term in the recitals of this Agreement.

“Additional Senior Class Debt Collateral Agent” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.14.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) the Administrative Agent for so long as a Discharge of the Credit Agreement Obligations shall not have occurred and (ii) the Major Non-Controlling Authorized Representative if there has been a Discharge of the Credit Agreement Obligations; provided, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Authorized Representative shall be the Authorized Representative that is the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Applicable Collateral Agent” means, with respect to any Shared Collateral, (i) the Administrative Agent for so long as a Discharge of the Credit Agreement Obligations shall not have occurred and (ii) the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative if there has been a Discharge of the Credit Agreement Obligations; provided, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Collateral Agent shall be the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the 2018 Notes Obligations or the 2018 Notes Secured Parties, the 2018 Trustee, (iii) in the case of the 2020 Notes Obligations or the 2020 Notes Secured Parties, the 2020 Trustee and (iv)in the case of any other Series of Other First Lien Obligations or Other First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Administrative Agent, (ii) in the case of the 2018 Notes Obligations, the 2018 Notes Collateral Agent, (iii) in the case of the 2020 Notes Obligations, the 2020 Notes Collateral Agent and (iv) in the case of any other Series of Other First Lien Obligations that become subject to this Agreement after the date hereof, the Collateral Agent named for such Series in the applicable Joinder Agreement.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Administrative Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“Credit Agreement Collateral Documents” means the Security Agreement, the other Collateral Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Administrative Agent for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Obligations” means all amounts owing to any party pursuant to the terms of any Credit Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts and including, without limitation, the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the holders of Credit Agreement Obligations, including the “Secured Parties” as defined in the Credit Agreement.

“Credit Documents” mean the Credit Agreement, each Credit Agreement Collateral Document and the Loan Documents (as defined in the Credit Agreement).

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral under an Other First Lien Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Other First Lien Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“First Lien Documents” means, with respect to the Credit Agreement Obligations, the Credit Agreement Documents, and with respect to the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Documents.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Other First Lien Obligations.

“First Lien Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Other First Lien Secured Parties with respect to each Series of Other First Lien Obligations (including the 2018 Notes First Lien Secured Parties and the 2020 Notes First Lien Secured Parties).

“First Lien Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Other First Lien Security Documents, including the 2018 Notes Security Agreement and the 2020 Notes Security Agreement.

“Grantors” means the Company and each Subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Impairment” shall have the meaning assigned to such term in Section 1.01(b).

“Initial Notes” means the 2018 Notes and the 2020 Notes.

“Initial Notes Security Agreements” means the 2018 Notes Security Agreement and the 2020 Notes Security Agreement.

“Initial Other Authorized Representatives” means the 2018 Notes Authorized Representative and the 2020 Notes Authorized Representative.

“Initial Other First Lien Agreements” means the 2018 Notes Indenture and the 2020 Notes Indenture.

“Initial Other First Lien Documents” means the 2018 Notes First Lien Documents and the 2020 Notes First Lien Documents.

“Initial Other First Lien Obligations” means the 2018 Notes First Lien Obligations and the 2020 Notes First Lien Obligations.

“Initial Other First Lien Secured Parties” means the 2018 Notes First Lien Secured Parties and the 2020 Notes First Lien Secured Parties.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means the document in the form of Exhibit A to this Agreement required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.14 of this Agreement in order to create an additional Series of Other First Lien Obligations or a Refinancing of any Series of First Lien Obligations and add Other First Lien Secured Parties hereunder.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Other First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral; provided, however, that if there are two outstanding Series of Other First Lien Obligations which have an equal outstanding principal amount, the Series of Other First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Applicable Authorized Representative has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Other First Lien Agreement” means any indenture, including the Initial Other First Lien Agreements and the Initial Notes, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Grantor has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the Initial Other First Lien Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with Section 5.14.

“Other First Lien Collateral Agents” means each of the Collateral Agents other than the Administrative Agent.

“Other First Lien Documents” means, with respect to the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Agreements, including the Initial Other First Lien Documents and the Other First Lien Security Documents and each other agreement entered into for the purpose of securing the Initial Other First Lien Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Other First Lien Obligations) has been designated as Other First Lien Obligations pursuant to Section 5.14 hereto.

“Other First Lien Obligations” means all amounts owing pursuant to the terms of any Other First Lien Agreement (including the Initial Other First Lien Agreements), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Other First Lien Agreement, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Other First Lien Secured Party” means the holders of any Other First Lien Obligations and any Authorized Representative with respect thereto and shall include the Initial Other First Lien Secured Parties.

“Other First Lien Security Documents” means any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Other First Lien Obligations.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meaning assigned to them in the New York UCC.

“Proceeds” shall have the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), (ii) the Initial Other First Lien Documents and (iii) each other Other First Lien Documents.

“Security Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the 2018 Notes First Lien Secured Parties (in their capacities as such), (iii) the 2020 Notes First Lien Secured Parties (in their capacities as such) and (iv) the Other First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the 2018 Notes First Lien

Obligations, (iii) the 2020 Notes First Lien Obligations and (iv) the Other First Lien Obligations incurred pursuant to any Other First Lien Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or Collateral Agents on behalf of such holders) hold a valid and perfected security interest or Lien at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest or Lien in such Collateral at such time.

Section 10. PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

(a) Priority of Claims.

(i) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any First Lien Secured Party or received by the Applicable Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied by the Applicable Collateral Agent in the following order:

(1) FIRST, to the payment of all reasonable costs and expenses incurred by each Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Secured Credit Documents or any of the First Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Applicable Collateral Agent or any First Lien Secured Party hereunder or under any other Secured Credit Documents on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Secured Credit Documents;

(2) SECOND, to the extent Proceeds remain after the application pursuant to preceding clause (i), to the payment in full of the First Lien Obligations of each Series (the amounts so applied to be distributed among the First Lien Secured Parties pro rata in accordance with the respective amounts of the First Lien Obligations owed to them on the date of any such distribution and in accordance with the terms of the applicable Secured Credit Documents); and

(3) THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

If, despite the provisions of this Section 2.01(a)(ii), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).

(ii) Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(iii) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(iv) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b)), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

(b) Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(i) With respect to any Shared Collateral, notwithstanding Section 2.01, only the Applicable Collateral Agent shall act or refrain from acting with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Administrative Agent is the Applicable Collateral Agent with respect to any Shared Collateral, no Other First Lien Secured Party shall or shall instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, such Shared Collateral (including with respect to any intercreditor agreement with respect to such Shared Collateral), whether under any Other First Lien Security Document, applicable law or otherwise, it being agreed that only the Administrative Agent, acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to such Shared Collateral at such time.

(ii) With respect to any Shared Collateral at any time when any Other First Lien Collateral Agent is the Applicable Collateral Agent, (i) such Other First Lien Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) such Other First Lien Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct such Other First Lien Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, such Shared Collateral (including with respect to any intercreditor agreement with respect to such Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only such Other First Lien Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the Other First Lien Security Documents applicable to it, shall be entitled to take any such actions or exercise any such remedies with respect to such Shared Collateral.

(iii) Notwithstanding the equal priority of the Liens securing each Series of First Lien Obligations, the Applicable Collateral Agent (in the case of any Other First Lien Collateral Agent, acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(iv) Each of the Collateral Agents and the Authorized Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Series of First Lien Obligations (other than funds deposited for the discharge or defeasance of any Other First Lien Agreement) other than pursuant to the First Lien Security Documents, and by executing this Agreement (or a Joinder Agreement), each Collateral Agent and each Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Security Documents applicable to it.

(v) Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement or (ii) the rights of any First Lien Secured Party from contesting or supporting any other Person in contesting the enforceability of any Lien purporting to secure First Lien Obligations constituting unmatured interest pursuant to Section 502(b)(2) of the Bankruptcy Code.

(c) No Interference; Payment Over.

(i) Each First Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Applicable Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(ii) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties having a security interest in such Shared Collateral and promptly transfer any such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent for such Shared Collateral, to be distributed by such Applicable Collateral Agent in accordance with the provisions of Section 2.01(a) hereof.

(d) Automatic Release of Liens.

(i) If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(ii) Each Collateral Agent and each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.

(e) Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(i) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its subsidiaries.

(ii) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy

Code, each First Lien Secured Party (other than any Controlling Secured Party or any Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01(a) of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided further that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

(f) Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

(g) Insurance. As between the First Lien Secured Parties, the Applicable Collateral Agent (and in the case of the Other First Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative), shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

(h) Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

(i) Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(i) The Possessory Collateral shall be delivered to the Administrative Agent and the Administrative Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Administrative Agent is not the Applicable Collateral Agent, the Administrative Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct or gross negligence.

(ii) Each Collateral Agent (other than the Administrative Agent) agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(iii) The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

(j) Amendments to First Lien Security Documents.

(a) Without the prior written consent of the Administrative Agent and each other Collateral Agent, each Other First Lien Collateral Agent agrees that no Other First Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Other First Lien Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or the Secured Credit Documents pursuant to which such Series of First Lien Obligations was incurred.

(b) Without the prior written consent of each Other First Lien Collateral Agent, the Administrative Agent agrees that no Credit Agreement Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Collateral Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or the Secured Credit Documents pursuant to which such Series of First Lien Obligations was incurred.

(c) In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company stating that such amendment is permitted by this Section 2.10.

Section 11. EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

Section 12. THE APPLICABLE COLLATERAL AGENT

Authority.

(i) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(ii) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, as applicable, for which the Applicable Collateral Agent is the collateral agent of such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First Lien Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

Section 13. MISCELLANEOUS

(a) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Administrative Agent, to it at:

Bank of America, N.A.

Agency Management

1455 Market Street, 5th Floor

Mail Code: CA5-701-05-19

San Francisco, CA 94103

Attention: Robert Rittelmeyer

Telephone: (415) 436-2616

Telecopier: (415) 503-5099

Electronic Mail: robert.j.rittelmeyer@bankofamerica.com

(ii) if to the 2018 Notes Collateral Agent or the 2018 Trustee, to it at:

Wells Fargo Bank, National Association

707 Wilshire Blvd, 17th Floor

Los Angeles, CA 90017

Telephone: 213-614-2588

Facsimile: 213-614-3355

Attn: Corporate Trust Services

(iii) if to the 2020 Notes Collateral Agent or the 2020 Trustee, to it at:

Wells Fargo Bank, National Association

707 Wilshire Blvd, 17th Floor

Los Angeles, CA 90017

Telephone: 213-614-2588

Facsimile: 213-614-3355

Attn: Corporate Trust Services

(iv) if to any other Authorized Representative or Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

(b) Waivers; Amendment; Joinder Agreements.

(i) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(ii) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification to Section 2.10 or which otherwise by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(iii) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 of this Agreement and upon such execution and delivery, such Authorized Representative and the Other First Lien Secured Parties and Other First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Other First Lien Security Documents applicable thereto.

(iv) Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Other First Lien Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.

(c) Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

(d) Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

(f) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(g) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

(h) Submission to Jurisdiction; Waivers. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01;

(iv) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

(i) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

(j) Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

(k) Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.

(l) Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Other First Lien Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

(m) Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Administrative Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

(n) Other First Lien Obligations.

To the extent, but only to the extent not prohibited by the provisions of the Credit Agreement and the Other First Lien Documents, the Company may incur additional indebtedness after the date hereof that is secured on an equal and ratable basis by the liens securing either the Credit Agreement Obligations or the Other First Lien Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be Guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Other First Lien Documents, if and subject to the condition that the Collateral Agent and Authorized Representative of any such Additional Senior Class Debt (an “Additional Senior Class Debt Collateral Agent” and an “Additional Senior Class Debt Representative,” respectively), acting on behalf of the holders of such Additional Senior Class Debt (such Additional Senior Class Debt Collateral Agent, Additional Senior Class Debt Representative and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent to become a party to this Agreement,

(1) such Additional Senior Class Debt Representative, such Additional Senior Class Debt Collateral Agent, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered an instrument substantially in the form of Exhibit A (with such changes as may be reasonably approved by each Collateral Agent and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, and such Additional Senior Class Debt Collateral Agent becomes a Collateral Agent hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(2) the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Other First Lien Documents relating to such Additional Senior Class Debt, certified as being true and correct by a Responsible Officer of the Company and (y) identified in a certificate of an authorized officer the obligations to be designated as Other First Lien Obligations and the initial aggregate principal amount or face amount thereof;

(3) all filings, recordations and/or amendments or supplements to the First Lien Security Documents necessary or desirable in the reasonable judgment of the Additional Senior Class Debt Collateral Agent to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent); and

(4) the Other First-Lien Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

Upon the execution and delivery of a Joinder Agreement by an Additional Senior Class Debt Representative and an Additional Collateral Agent in accordance with this Section 5.14, each other Authorized Representative and Collateral Agent shall acknowledge such execution and delivery thereof, subject to the terms of this Section 5.14.

(o) Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, Bank of America, N.A. is acting in the capacity of Administrative Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the 2018 Notes First Lien Documents, Wells Fargo Bank, National Association is acting in the capacity of the 2018 Notes Collateral Agent solely for the 2018 Notes First Lien Secured Parties. . Except as expressly provided herein or in the 2020 Notes First Lien Documents, Wells Fargo Bank, National Association is acting in the capacity of the 2020 Notes Collateral Agent solely for the 2020 Notes First Lien Secured Parties. Except as expressly set forth herein, none of the Administrative Agent, the 2018 Notes Collateral Agent or the 2020 Notes Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as 2018 Notes Collateral Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as 2018 Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as 2020 Notes Collateral Agent

By:
Name:
Title:

[Signature Page to First Lien Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as 2020 Trustee

By:
Name:
Title:

CONSENT OF GRANTORS

Dated: January [    ], 2010

Reference is made to the First Lien Intercreditor Agreement dated as of the date hereof between Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, as 2018 Notes Collateral Agent, Wells Fargo Bank, National Association, as 2018 Trustee, Wells Fargo Bank, National Association, as 2020 Notes Collateral Agent, and Wells Fargo Bank, National Association, as 2020 Trustee, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Company has read the foregoing Intercreditor Agreement and consents thereto. The Company agrees that it will not, and will cause each of the other Grantors to not, take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. The Company confirms on behalf of each Grantor that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each party to the Intercreditor Agreement agrees that the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the Intercreditor Agreement except to the extent their rights are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver).

Without limitation to the foregoing, the Company agrees to take, and to cause each other Grantor to take, such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof. Notices delivered to the Company pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

Consent of Grantors - 1

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

BROCADE COMMUNICATION SYSTEMS, INC.

By:
Name:
Title:

[LIST SUBSIDIARY GUARANTORS]

By:
Name:
Title:

Consent of Grantors - 2

Exhibit A

to First Lien Intercreditor Agreement

[FORM OF] JOINDER NO. [            ] dated as of [                    ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of January [    ], 2010 (the “First Lien Intercreditor Agreement”), among Bank of America, N.A., as Administrative Agent for the Credit Agreement Secured Parties under the Credit Documents, Wells Fargo Bank, National Association, as 2018 Notes Collateral Agent, Wells Fargo Bank, National Association, as 2018 Trustee, Wells Fargo Bank, National Association, as 2020 Notes Collateral Agent, Wells Fargo Bank, National Association, as 2020 Trustee, and the additional Authorized Representatives from time to time a party thereto.1

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Other First Lien Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Other First Lien Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and the Additional Senior Class Debt Collateral Agent is required to become a Collateral Agent, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Intercreditor Agreement. Section 5.14 of the First Lien Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, such Additional Senior Class Debt Collateral Agent may become a Collateral Agent, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by, the First Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Debt Class Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.14 of the First Lien Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) and Additional Senior Class Debt Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the First Lien Intercreditor Agreement and the First Lien Security Documents.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1. In accordance with Section 5.14 of the First Lien Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become an Authorized Representative and a Collateral Agent,

[1]	In the event of the Refinancing of the Credit Agreement Obligations, this Joinder will be revised to reflect joinder by a new Credit Agreement Collateral Agent

Exhibit A-1

respectively, under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the First Lien Intercreditor Agreement with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as an Authorized Representative or a Collateral Agent, respectively, and the New Representative and the New Collateral Agent, on their behalf and on behalf of such Additional Senior Class Debt Parties, hereby agree to all the terms and provisions of the First Lien Intercreditor Agreement applicable to them as Authorized Representative and Collateral Agent, respectively, and to the Additional Senior Class Debt Parties that they represent as Other First Lien Secured Parties. Each reference to a “Authorized Representative” in the First Lien Intercreditor Agreement shall be deemed to include the New Representative, and each reference to a “Collateral Agent” in the First Lien Intercreditor Agreement shall be deemed to include the New Collateral Agent. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. Each of the New Representative and New Collateral Agent represent and warrant to each Collateral Agent, each Authorized Representative and the other First Lien Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the Other First Lien Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the First Lien Intercreditor Agreement as Other First Lien Secured Parties.

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as

Exhibit A-2

such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 8. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A-3

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder Agreement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name: Title:

Address for notices: ___________________ ___________________ attention of: _________ Telecopy: ___________

[NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of [ ],

By:
Name: Title:

Address for notices: ___________________ ___________________ attention of: _________ Telecopy: ___________

Exhibit A-4

Acknowledged by:

BANK OF AMERICA, N.A., as Administrative Agent and Credit Agreement Collateral Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as Authorized Representative for the Credit Agreement Secured Parties

By:
Name:
Title:

[ ], as 2018 Notes Collateral Agent

By:
Name:
Title:

[ ], as 2018 Trustee

By:
Name:
Title:

[ ], as 2020 Notes Collateral Agent

By:
Name:
Title:

[ ], as 2020 Trustee

By:
Name:
Title:

ANNEX I

Jurisdiction	Legal Entity	Record Owner
Ireland	McDATA Technology Systems Ltd.	McDATA Corporation
Hong Kong	McDATA Hong Kong Ltd.	McDATA Corporation
Singapore	McDATA Tech. Sys. Singapore Pte. Ltd.	McDATA Corporation
Brazil	McDATA do Brasil Ltda	McDATA Services Corporation
England & Wales	McDATA International Ltd.	McDATA International Ltd